LABOR COSTS (Included Cost of sales and Selling, General and Administrative expenses) (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2017 USD ($) employee	Dec. 31, 2016 USD ($) employee	Dec. 31, 2015 USD ($) employee
Labor Costs [Abstract]
Wages, salaries and social security costs	$ 849,354	$ 698,825	$ 754,063
Termination benefits	25,783	27,048	30,888
Total expense	28,213	27,758	29,390
Labor costs	$ 903,350	$ 753,631	$ 814,341
Number of employees | employee	21,335	16,725	16,739